Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen J. Fowler, Chief Executive Officer, of Service Team Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of Service Team Inc. (the "Registrant") for the period ended May 31, 2019 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date July 12, 2019	By:	/s/ Karen J. Fowler
Karen J. Fowler
Chief Executive Officer and President Principal Executive Officer